EXHIBIT 10.1
                                                                    ------------


                                                               EXECUTION VERSION

                                WAIVER AGREEMENT


                          DATED AS OF DECEMBER 8, 2004

     This WAIVER AGREEMENT (this "WAIVER AGREEMENT") is among IONICS, INCORPORATED, a Massachusetts corporation (the "BORROWER"), UBS AG, STAMFORD BRANCH, in its capacity as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Secured Parties (in such capacity, the "COLLATERAL AGENT") and the Lenders signatory hereto, and is made pursuant to that certain Credit Agreement dated as February 13, 2004, as amended by that certain First Amendment to Credit Agreement dated as of March 15, 2004 and that certain Second Amendment and Waiver to Credit Agreement dated as of July 9, 2004 (as further amended, modified, restated or supplemented from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, UBS SECURITIES LLC, as lead arranger (in such capacity, the "ARRANGER"), sole bookmanager and documentation agent (in such capacity, the "DOCUMENTATION AGENT"), FLEET SECURITIES, INC. and BANK OF AMERICA, N.A., as syndication agents (in such capacity, the "SYNDICATION AGENTS"), WACHOVIA BANK, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, "SWINGLINE LENDER"), and HSBC BANK USA, as issuing bank (in such capacity, the "ISSUING BANK").

     Terms used but not otherwise defined in this Waiver Agreement shall have the meaning ascribed to such terms in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

     1. The Borrower has entered into that certain Agreement and Plan of Merger, dated as of November 24, 2004, among General Electric Company, a New York corporation (the "PARENT"), Triton Acquisition Corp., a Massachusetts corporation and wholly owned subsidiary of the Parent, and the Borrower, a copy of which is attached hereto as Exhibit A (the "MERGER AGREEMENT").

     2. As a result of entering into the Merger Agreement, the Borrower has breached its obligations under Sections 6.05 and 6.06 of the Credit Agreement and, as such, an Event of Default has arisen under clause (d) of Article VIII of the Credit Agreement (the "GE MERGER DEFAULT").

     3. The Borrower has requested that the Required Lenders agree to waive the GE Merger Default for the period specified herein and, subject to the terms and conditions set forth below, the Required Lenders, the Administrative Agent, and the Collateral Agent are willing to so agree.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver. Subject to the terms and conditions of this Waiver Agreement (including Section 2 hereof), the Required Lenders hereby waive: (i) the GE Merger Default for all periods from November 24, 2004 through the earliest to occur of (x) the date on which the merger has been consummated as contemplated under Article I of the Merger Agreement, (y) the date on which the Merger Agreement shall have been terminated or otherwise ceased to be in full force and effect and (z) August 1, 2005 (such period, the "WAIVER PERIOD") and (ii) at all times during the Waiver Period, the requirement that the Borrower grant a security interest in and Mortgage on each Real Property listed on Schedule 6.06(c) to the Credit Agreement as required under Section 5.11(d) of the Credit Agreement. The waivers set forth in this Section 1 shall be effective only during the Waiver Period and only as to the matters set forth specifically herein relating to the Merger Agreement and Section 5.11(d) of the Credit Agreement and shall not entitle the Borrower to any other waiver or agreement with respect to any other matter (including, without limitation, any Default or Event of Default arising as a result of the Borrower entering into any other merger or consolidation transaction).

     2. Conditions to Effectiveness. The effectiveness of this Waiver Agreement is conditioned upon the satisfaction of each of the following conditions precedent on or before December 15, 2004; provided that once such conditions precedent have been satisfied this Waiver Agreement shall be deemed to be effective as of November 24, 2004 (such date, the "Waiver Effective Date"):

          a. the Administrative Agent shall have received counterparts of this Waiver Agreement signed by the Borrower, the Subsidiary Guarantors, the Required Lenders, the Administrative Agent and the Collateral Agent;

          b. each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the Waiver Effective Date and as of the date hereof;

          c. after giving effect to the waiver set forth in Section 1 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document;

          d. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the date hereof; and

          e. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Waiver Agreement have been duly approved by all necessary corporate action of each Loan Party.

     3. Representations and Warranties. The Borrower and each of the other Loan Parties represents and warrants to the Administrative Agent, the Collateral Agent and each Lender as of the date hereof and as of the Waiver Effective Date as follows:

          a. Authority. Each of the Loan Parties has the requisite corporate power and authority to execute and deliver this Waiver Agreement and to perform its obligations hereunder and under the Credit Agreement. The execution, delivery and performance by the Borrower and each other Loan Party of this Waiver Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such person and no other corporate proceedings on the part of each such person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

          b. Due Execution; Enforceability. This Waiver Agreement has been duly executed and delivered by the Borrower and each other Loan Party. Each of this Waiver Agreement and, after giving effect to this Waiver Agreement, the Credit Agreement and the other Loan Documents is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Waiver Agreement or the performance of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Collateral Agent's Lien, for the benefit of the Secured Parties, on any of the Collateral.

          c. Representations and Warranties. After giving effect to this Waiver Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

          d. No Conflicts. Neither the execution and delivery of this Waiver Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by the Borrower or any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation
X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties.

          e. No Default. After giving effect to the waiver set forth in Section 1 hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

     4. Reference to and Effect on Credit Agreement.

          a. Upon and after the effectiveness of this Waiver Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          b. Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

          c. The execution, delivery and effectiveness of this Waiver Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

     5. Counterparts. This Waiver Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver Agreement.

     6. Severability. Any provision of this Waiver Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7. Governing Law. This Waiver Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                IONICS, INCORPORATED

                                By: /s/ Daniel M. Kuzmak
                                    -------------------------------
                                    Name:  Daniel M. Kuzmak
                                    Title: CFO

                                SUBSIDIARY GUARANTORS:

                                AQUA DESIGN, INC.
                                FIDELITY PUREWATER, INC.
                                FIDELITY WATER SYSTEMS, INC.
                                IONICS KOREA, INC.
                                IONICS LIFE SCIENCES, INC.

                                IONICS ULTRAPURE WATER CORPORATION
                                RESOURCES CONSERVATION CO. INTERNATIONAL
                                SEPARATION TECHNOLOGY, INC.
                                SIEVERS INSTRUMENTS, INC.
                                ECOLOCHEM, INC.
                                ECOLOCHEM HOLDINGS, INC.
                                ECOLOCHEM JV HOLDINGS, INC.

                                By: /s/ Stephen Korn
                                    -------------------------------
                                    Name:  Stephen Korn
                                    Title: Secretary


                                ECOLOCHEM SERVICES - MEXICO, LLC
                                MOSON HOLDINGS, LLC

                                By:  Ionics, Incorporated as Managing Member

                                     By:  /s/ Stephen Korn
                                          -------------------------------
                                          Name:  Stephen Korn
                                          Title: Vice President and Secretary

                                UBS AG, STAMFORD BRANCH, as Administrative
                                Agent and Collateral Agent


                                By:  /s/ Wilfred V. Saint
                                     --------------------------------
                                     Name:  Wilfred V. Saint
                                     Title: Director
                                            Banking Products
                                            Services, US


                                By:  /s/ Winslowe Ogbourne
                                     --------------------------------
                                     Name:  Winslowe Ogbourne
                                     Title: Associate Director
                                            Banking Products
                                            Services, US

                                LENDERS:



                                UBS LOAN FINANCE LLC, AS A LENDER



                                By:  /s/ Wilfred V. Saint
                                     --------------------------------
                                     Name:  Wilfred V. Saint
                                     Title: Director
                                            Banking Products
                                            Services, US


                                By:  /s/ Winslowe Ogbourne
                                     --------------------------------
                                     Name:  Winslowe Ogbourne
                                     Title: Associate Director
                                            Banking Products
                                            Services, US

                                NORTHWOODS CAPITAL II, LIMITED
                                BY:  ANGELO, GORDON & CO., L.P.,
                                       AS COLLATERAL MANAGER


                                By:  /s/ John W. Fraser
                                     --------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                NORTHWOODS CAPITAL III, LIMITED
                                BY:  ANGELO, GORDON & CO., L.P.,
                                      AS COLLATERAL MANAGER


                                By:  /s/ John W. Fraser
                                     --------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                NORTHWOODS CAPITAL IV, LIMITED
                                BY:  ANGELO, GORDON & CO., L.P.,
                                     AS COLLATERAL MANAGER


                                By:  /s/ John W. Fraser
                                     --------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                BANK OF AMERICA, NA, AS A LENDER


                                By:  /s/ John F. Lynch
                                     --------------------------------
                                     Name:  John F. Lynch
                                     Title: SVP

                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY, AS A
                                LENDER


                                By:  /s/ Karen A. Brinkman
                                     --------------------------------
                                     Name:  Karen A. Brinkman
                                     Title: Vice President

                                SENIOR DEBT PORTFOLIO, AS A LENDER
                                BY:  BOSTON MANAGEMENT AND RESEARCH
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE SENIOR INCOME TRUST, AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                COSTANTINES EATON VANCE CDO V, LTD., AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE CDO VI LTD., AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                GRAYSON & CO, AS A LENDER
                                BY:  BOSTON MANAGEMENT AND RESEARCH
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                BIG SKY SENIOR LOAN FUND, LTD., AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE
                                VT FLOATING-RATE INCOME FUND, AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE
                                LIMITED DURATION INCOME FUND, AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                TOLLI & CO., AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE SENIOR
                                FLOATING-RATE TRUST, AS A LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                EATON VANCE FLOATING-RATE INCOME TRUST, AS A
                                LENDER
                                BY:  EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR


                                By:  /s/ Michael B. Botthof
                                     --------------------------------
                                     Name:  Michael B. Botthof
                                     Title: Vice President

                                FLAGSHIP CLO 2001-1, AS A LENDER
                                By:  Flagship Capital Management.com


                                By:  /s/ Colleen Cunniffe
                                     --------------------------------
                                     Name:  Colleen Cunniffe
                                     Title: Director

                                FLAGSHIP CLO II, AS A LENDER
                                By:  Flagship Capital Management.com


                                By:  /s/ Colleen Cunniffe
                                     --------------------------------
                                     Name:  Colleen Cunniffe
                                     Title: Director

                                FLEET NATIONAL BANK, AS A LENDER


                                By:  /s/ John F. Lynch
                                     --------------------------------
                                     Name:  John F. Lynch
                                     Title: SVP

                                FRANKLIN FLOATING RATE TRUST, AS A LENDER

                                By:  /s/ Madeline Lam
                                     --------------------------------
                                     Name:  Madeline Lam
                                     Title: Vice President

                                FRANKLIN FLOATING RATE DAILY ACCESS FUND, AS A LENDER

                                By:  /s/ Madeline Lam
                                     --------------------------------
                                     Name:  Madeline Lam
                                     Title: Vice President

                                FRANKLIN FLOATING RATE MASTER SERIES, AS A
                                LENDER

                                By:  /s/ Madeline Lam
                                     --------------------------------
                                     Name:  Madeline Lam
                                     Title: Vice President

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                AS A LENDER

                                By:  /s/ Eric Herr
                                     --------------------------------
                                     Name:  Eric Herr
                                     Title: Duly Authorized Signatory

                                HSBC BANK USA, N.A., AS A LENDER

                                By:  /s/ Kenneth V. McGraime
                                     --------------------------------
                                     Name:  Kenneth V. McGraime
                                     Title: Senior Vice President

                                LIGHTPOINT CLO 2004-1, LTD, AS A LENDER

                                By:  /s/ Timothy S. Van Kirk
                                     --------------------------------
                                     Name:  Timothy S. Van Kirk
                                     Title: Managing Director

                                LONGHORN CDO II, LTD, AS A LENDER
                                BY:  MERRILL LYNCH INVESTMENT MANAGERS, L.P.
                                        AS INVESTMENT ADVISOR

                                By:  /s/ Anthony Heyman
                                     --------------------------------
                                     Name:  Anthony Heyman
                                     Title: Authorized Signatory


                                LONGHORN CDO III, LTD, AS A LENDER
                                BY:  MERRILL LYNCH INVESTMENT MANAGERS, L.P.
                                        AS INVESTMENT ADVISOR

                                By:  /s/ Anthony Heyman
                                     --------------------------------
                                     Name:  Anthony Heyman
                                     Title: Authorized Signatory


                                LONGHORN CDO (CAYMAN) LTD, AS A LENDER
                                BY:  MERRILL LYNCH INVESTMENT MANAGERS, L.P.
                                        AS INVESTMENT ADVISOR

                                By:  /s/ Anthony Heyman
                                     --------------------------------
                                     Name:  Anthony Heyman
                                     Title: Authorized Signatory

                                CLYDESDALE CLO 2001-1, LTD., AS A LENDER
                                NOMURA CORPORATE RESEARCH
                                AND ASSET MANAGEMENT INC.
                                AS COLLATERAL MANAGER

                                By:  /s/ Richard W. Stewart
                                     --------------------------------
                                     Name:  Richard W. Stewart
                                     Title: Managing Director

                                CLYDESDALE CLO 2003 LTD., AS A LENDER
                                NOMURA CORPORATE RESEARCH
                                AND ASSET MANAGEMENT INC.
                                AS COLLATERAL MANAGER

                                By:  /s/ Richard W. Stewart
                                     --------------------------------
                                     Name:  Richard W. Stewart
                                     Title: Managing Director

                                SOVEREIGN BANK, AS A LENDER


                                By:  /s/ Daniel M. Grondin
                                     --------------------------------
                                     Name:  Daniel M. Grondin
                                     Title: Senior Vice President

                                WACHOVIA BANK, N.A., AS A LENDER


                                By:  /s/ Dean Gorton*
                                     --------------------------------
                                     Name:  Dean Gorton
                                     Title: Vice President
                                     *GE Merger Default Waiver

                                      EXHIBIT A

                                   MERGER AGREEMENT

                                    [SEE ATTACHED]